UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2026

PULTEGROUP, INC.

(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	404 978-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 4, 2026, the Board of Directors (the “Board”) of PulteGroup, Inc. (the “Company”), upon the recommendation of its Nominating and Governance Committee, increased the number of directors on the Board to 11 members and appointed Kristin Gannon as a director, effective February 10, 2026, to serve until the Company’s 2026 annual meeting of shareholders and until her successor is elected and qualified. The Board has determined that Ms. Gannon is independent under the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines. In addition, the Board appointed Ms. Gannon to serve on the Audit and the Nominating and Governance Committee of the Board.

There are no arrangements or understandings between Ms. Gannon and any other person pursuant to which she was appointed as a director. There are no family relationships between Ms. Gannon and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. Ms. Gannon is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

As a non-employee director, Ms. Gannon will be entitled to receive compensation as described under the heading “2024 Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2025, prorated based on the date of her appointment.

A copy of the Company’s press release announcing Ms. Gannon’s appointment is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press release issued by PulteGroup, Inc. dated February 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	February 9, 2026	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary